UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	(811-05346)

Exact name of registrant as specified in charter:	Putnam Variable Trust

Address of principal executive offices:	One Post Office Square, Boston, Massachusetts 02109

Name and address of agent for service:	Robert T. Burns, Vice President One Post Office Square Boston, Massachusetts 02109

Copy to:	Bryan Chegwidden, Esq. Ropes & Gray LLP 1211 Avenue of the Americas New York, New York 10036

Registrant’s telephone number, including area code:	(617) 292-1000

Date of fiscal year end:	December 31, 2015

Date of reporting period :	January 1, 2015 — December 31, 2015

Item 1. Report to Stockholders:

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:

Putnam Variable Trust

12|31|15

Annual report

Putnam VT Research Fund

Putnam INVESTMENTS

Message from the Trustees

Dear Shareholder:

As 2016 gets under way, a number of factors in today’s markets stand out. Last year, the U.S. Federal Reserve announced a liftoff in short-term interest rates. The first increase took place in December, but the Fed has said that future hikes will likely occur at a gradual pace. Meanwhile, central banks in Europe and Japan continue to run accommodative monetary policies. China’s economy, the world’s second largest, is slowing, with global ramifications. In addition, the price of a barrel of oil is testing multi-year lows.

This combination of factors tempered the performance of stocks in 2015 after a string of solid annual gains over the previous three years. Should the economy continue to grow, stocks could rise, but it would be prudent to be prepared for bouts of volatility in the months ahead.

Managing downside risk while pursuing returns in today’s investing environment poses a challenge. Putnam’s experienced portfolio managers are constantly seeking innovative ways to maneuver in today’s markets, relying on a proprietary global research framework to guide their investment decisions. The interview on the following pages provides an overview of your fund’s performance for the reporting period ended December 31, 2015, as well as an outlook for the coming months.

We also encourage you to consult your financial advisor to ensure that your portfolio is in line with your investment goals, time horizon, and risk tolerance.

As always, thank you for investing with Putnam.

Performance summary (as of 12/31/15)

Investment objective

Capital appreciation

Net asset value December 31, 2015

Class IA: $20.19	Class IB: $20.15

Total return at net asset value

(as of 12/31/15)*	Class IA shares†	Class IB shares†	S&P 500 Index

1 year	–1.29%	–1.50%	1.38%

5 years	77.11	74.81	80.75
Annualized	12.11	11.82	12.57

10 years	91.15	86.55	102.42
Annualized	6.69	6.43	7.31

Life	158.79	148.53	177.57
Annualized	5.67	5.42	6.10

For a portion of the periods, the fund had expense limitations, without which returns would have been lower.

* Recent performance may have benefited from one or more legal settlements.

† Class inception date: September 30, 1998.

The S&P 500 Index is an unmanaged index of common stock performance.

Data represent past performance. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate, and you may have a gain or a loss when you sell your shares. Performance information does not reflect any deduction for taxes a shareholder may owe on fund distributions or on the redemption of fund shares. All total return figures are at net asset value and exclude contract charges and expenses, which are added to the variable annuity contracts to determine total return at unit value. Had these charges and expenses been reflected, performance would have been lower. For more recent performance, contact your variable annuity provider who can provide you with performance that reflects the charges and expenses at your contract level.

Allocations are shown as a percentage of the fund’s net assets. Cash and net other assets, if any, represent the market value weights of cash, derivatives, short-term securities, and other unclassified assets in the portfolio. Summary information may differ from the portfolio schedule included in the financial statements due to the inclusion of derivative securities, any interest accruals, the exclusion of as-of trades, if any, and the use of different classifications of securities for presentation purposes. Holdings and allocations may vary over time.

Putnam VT Research Fund 1

Report from your fund’s managers

What was the environment like for active U.S. stock investors in 2015, and how did Putnam VT Research Fund fare during the 12-month reporting period ended December 31, 2015?

The first half of the year generally saw a positive run for U.S. stocks, but market volatility picked up in the third calendar quarter due to a variety of global macroeconomic factors. The fourth quarter saw stocks bounce back from their third-quarter lows, but a variety of headwinds — from China’s economic weakness to depressed commodity markets — made for a relatively difficult backdrop for active investors. For the year overall, only a narrow band of mega-cap stocks performed well, while the average stock underperformed the flat return of the S&P 500 Index by approximately 200 basis points.

Putnam VT Research Fund is sector neutral, which means stock selection, rather than sector over/underweights, is the key driver of performance. For the year, the fund underperformed the benchmark S&P 500 Index, primarily due to stock selection in the consumer staples, technology, and energy sectors.

What was the impact of the use of derivatives on fund performance?

The fund’s use of certain derivatives, notably total return swaps and forward currency contracts, gave a boost to performance versus the benchmark. We used the “swap” securities as a hedging tool that helped us manage the portfolio’s exposure to certain securities. With the forward currency contracts, we sought to hedge foreign exchange risk, which was relatively substantial during the period.

With energy, did you expect some stabilization or reversion in oil and gas prices?

During the reporting period, we did become slightly more bullish on energy stocks — as well as on the entire commodities complex — though it appears we did so too soon. Although energy stock selection hurt relative results, we maintain our conviction in companies that are low-cost energy players with strong balance sheets. In our view, these companies are well suited to survive the downturn in energy prices and well positioned to thrive once a stabilization and rebound occurs in oil and gas markets.

How did China’s economic situation continue to affect global markets during the reporting period?

China’s economic slowdown and the buildup of leverage in the financial system there intensified in the third and fourth calendar quarters of 2015, and we think China may pose even bigger risks to the global economy and markets as time passes. Some of the Chinese government’s actions to stabilize markets have been unsuccessful, which calls into question the government’s ability to manage through the economic crisis. In our estimation, economic signals from China are relatively weaker, and multinational companies’ businesses in China and other emerging markets have generally been weak as well.

What are your expectations for earnings results for the fourth quarter and year ended December 31, 2015?

We project slightly negative earnings growth for the fourth quarter and flat growth for the year overall. However, when we exclude the energy sector, our projections for earnings growth come in around the mid-single digits.

We remain positive about e-commerce and internet stocks. In health care, we are on the lookout for incremental pricing risks driven by political and regulatory questions. In energy, we are more positive — and perhaps we are contrarian in this view. It seems to us that the energy market is self-correcting over time. As the supply side responds to oversupplied conditions and demand picks up, which we think is getting closer, commodity prices tend to increase. In financials, we are relatively positive. We believe that the early stage of Federal Reserve interest-rate hikes, for example, should help set positive conditions for most of the sector, but particularly banks, brokers, and asset managers.

Following on the market’s flat performance in 2015, are you concerned about another market drawdown?

We don’t think a major market drawdown is the most likely scenario, but we think the risk for that to happen in the quarters ahead is higher than it has been in recent years. We believe there are perhaps a couple of years left in the current economic expansion for the United States; accordingly, looking forward into 2016, we think it is plausible that markets will see mid- to high-single-digit earnings growth. We would call this a realistic and positive view of future earnings growth, and on the basis of this perspective, we think the market could achieve attractive positive returns.

The views expressed in this report are exclusively those of Putnam Management and are subject to change. They are not meant as investment advice. Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund’s investment strategy and may vary in the future.

Consider these risks before investing: Growth stocks may be more susceptible to earnings disappointments, and value stocks may fail to rebound. Stock prices may fall or fail to rise over time for several reasons, including general financial market conditions and factors related to a specific issuer or industry. You can lose money by investing in the fund.

2 Putnam VT Research Fund

Your fund’s managers

Portfolio Manager Aaron M. Cooper, CFA, is Director of Global Equity Research. He joined Putnam in 2011 and has been in the investment industry since 1999.

In addition to Aaron, your fund’s managers are Jacquelyne J. Cavanaugh; Kelsey Chen, Ph.D.; Neil P. Desai; Kathryn B. Lakin; Ferat Ongoren; and Walter D. Scully, CPA.

Your fund’s managers may also manage other accounts advised by Putnam Management or an affiliate, including retail mutual fund counterparts to the funds in Putnam Variable Trust.

Putnam VT Research Fund 3

Understanding your fund’s expenses

As an investor in a variable annuity product that invests in a registered investment company, you pay ongoing expenses, such as management fees, distribution fees (12b-1 fees), and other expenses. Using the following information, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You may also pay one-time transaction expenses, which are not shown in this section and would result in higher total expenses. Charges and expenses at the insurance company separate account level are not reflected. For more information, see your fund’s prospectus or talk to your financial representative.

Review your fund’s expenses

The two left-hand columns of the Expenses per $1,000 table show the expenses you would have paid on a $1,000 investment in your fund from 7/1/15 to 12/31/15. They also show how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses. To estimate the ongoing expenses you paid over the period, divide your account value by $1,000, then multiply the result by the number in the first line for the class of shares you own.

Compare your fund’s expenses with those of other funds

The two right-hand columns of the Expenses per $1,000 table show your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total costs) of investing in the fund with those of other funds. All shareholder reports of mutual funds and funds serving as variable annuity vehicles will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expense ratios

	Class IA	Class IB

Total annual operating expenses for the
fiscal year ended 12/31/14*	0.80%	1.05%

Annualized expense ratio for the
six-month period ended 12/31/15†	0.82%	1.07%

Fiscal-year expense information in this table is taken from the most recent prospectus, is subject to change, and may differ from that shown for the annualized expense ratio and in the financial highlights of this report.

Expenses are shown as a percentage of average net assets.

*Restated to reflect current fees.

†For the fund’s most recent fiscal half year; may differ from expense ratios based on one-year data in the financial highlights.

Expenses per $1,000

	Expenses and value for a		Expenses and value for a
	$1,000 investment, assuming		$1,000 investment, assuming a
	actual returns for the 6 months		hypothetical 5% annualized return
	ended 12/31/15		for the 6 months ended 12/31/15

	Class IA	Class IB	Class IA	Class IB

Expenses paid
per $1,000*†	$4.06	$5.30	$4.18	$5.45

Ending value
(after expenses)	$966.50	$965.50	$1,021.07	$1,019.81

*Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 12/31/15. The expense ratio may differ for each share class.

†Expenses based on actual returns are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year. Expenses based on a hypothetical 5% return are calculated by multiplying the expense ratio by the average account value for the six-month period; then multiplying the result by the number of days in the six-month period; and then dividing that result by the number of days in the year.

4 Putnam VT Research Fund

Report of Independent Registered Public Accounting Firm

To the Trustees of Putnam Variable Trust and Shareholders of
Putnam VT Research Fund:

In our opinion, the accompanying statement of assets and liabilities, including the portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Putnam VT Research Fund (the “fund”) at December 31, 2015, and the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of investments owned at December 31, 2015 by correspondence with the custodian, brokers, and transfer agent, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
February 10, 2016

Putnam VT Research Fund 5

The fund’s portfolio 12/31/15

COMMON STOCKS (97.4%)*	Shares	Value

Aerospace and defense (6.8%)
Airbus Group SE (France)	941	$63,182

Bombardier, Inc. Class B (Canada) † S	493,011	477,441

Embraer SA ADR (Brazil)	2,204	65,106

General Dynamics Corp.	1,965	269,912

Honeywell International, Inc.	2,796	289,582

L-3 Communications Holdings, Inc.	7,966	952,017

Northrop Grumman Corp.	3,382	638,555

Raytheon Co.	2,042	254,290

United Technologies Corp.	2,508	240,944

		3,251,029
Airlines (0.4%)
American Airlines Group, Inc.	4,842	205,059

		205,059
Banks (7.1%)
Bank of America Corp.	40,140	675,556

Citigroup, Inc.	6,213	321,523

JPMorgan Chase & Co.	13,861	915,242

Regions Financial Corp.	12,025	115,440

U.S. Bancorp	9,257	394,996

Wells Fargo & Co.	17,809	968,097

		3,390,854
Beverages (0.8%)
Molson Coors Brewing Co. Class B	3,809	357,741

		357,741
Biotechnology (4.0%)
AMAG Pharmaceuticals, Inc. †	1,311	39,579

Amgen, Inc.	2,999	486,828

Biogen, Inc. †	1,042	319,217

Celgene Corp. †	3,516	421,076

Gilead Sciences, Inc.	5,572	563,831

TESARO, Inc. †	1,738	90,932

		1,921,463
Building products (1.0%)
Allegion PLC (Ireland)	546	35,992

CaesarStone Sdot-Yam, Ltd. (Israel) †	2,616	113,377

Fortune Brands Home & Security, Inc.	5,808	322,344

		471,713
Capital markets (3.3%)
AllianceBernstein Holding LP	5,591	133,345

Ameriprise Financial, Inc.	1,394	148,349

Bank of New York Mellon Corp. (The)	8,300	342,126

Carlyle Group LP (The)	5,659	88,394

Charles Schwab Corp. (The)	13,304	438,101

E*Trade Financial Corp. †	1,780	52,759

Invesco, Ltd.	3,607	120,762

KKR & Co. LP	12,588	196,247

Oaktree Capital Group, LLC (Units)	660	31,495

		1,551,578
Chemicals (3.2%)
Air Products & Chemicals, Inc.	771	100,315

Albemarle Corp.	430	24,084

Axalta Coating Systems, Ltd. †	3,374	89,917

Axiall Corp.	594	9,148

CF Industries Holdings, Inc.	2,682	109,452

Dow Chemical Co. (The)	5,156	265,431

E.I. du Pont de Nemours & Co.	3,965	264,069

PPG Industries, Inc.	1,492	147,439

Praxair, Inc.	611	62,566

COMMON STOCKS (97.4%)* cont.	Shares	Value

Chemicals cont.
Sherwin-Williams Co. (The)	1,298	$336,961

Symrise AG (Germany)	2,006	133,071

		1,542,453
Commercial services and supplies (0.3%)
Rollins, Inc.	3,557	92,126

Tyco International PLC	1,642	52,363

		144,489
Communications equipment (1.4%)
Cisco Systems, Inc.	18,937	514,234

QUALCOMM, Inc.	3,314	165,650

		679,884
Construction materials (0.1%)
Martin Marietta Materials, Inc.	198	27,043

Vulcan Materials Co.	214	20,324

		47,367
Consumer finance (0.1%)
Oportun Financial Corp. (acquired 6/23/15,
cost $24,222) (Private) † ∆∆ F	8,499	21,800

		21,800
Containers and packaging (0.4%)
Packaging Corp. of America	984	62,041

Sealed Air Corp.	2,084	92,946

Smurfit Kappa Group PLC (Ireland)	1,447	37,036

		192,023
Diversified consumer services (0.3%)
Bright Horizons Family Solutions, Inc. †	1,448	96,726

Service Corp. International/US	2,476	64,426

		161,152
Diversified financial services (0.1%)
Berkshire Hathaway, Inc. Class B †	288	38,028

		38,028
Diversified telecommunication services (1.6%)
AT&T, Inc.	11,860	408,103

Level 3 Communications, Inc. †	6,066	329,748

		737,851
Electric utilities (1.2%)
American Electric Power Co., Inc.	1,549	90,260

Edison International	1,164	68,920

Exelon Corp.	7,835	217,578

NextEra Energy, Inc.	1,941	201,650

		578,408
Electrical equipment (0.1%)
Hubbell, Inc.	377	38,092

		38,092
Electronic equipment, instruments, and components (0.3%)
TE Connectivity, Ltd.	2,360	152,480

		152,480
Energy equipment and services (0.8%)
Baker Hughes, Inc.	3,337	154,003

FMC Technologies, Inc. †	1,244	36,088

Frank’s International NV (Netherlands)	1,035	17,274

Halliburton Co.	1,891	64,370

Oceaneering International, Inc.	389	14,595

Schlumberger, Ltd.	1,093	76,237

Weatherford International PLC †	3,688	30,942

		393,509
Food and staples retail (2.3%)
Costco Wholesale Corp.	1,588	256,462

CVS Health Corp.	4,064	397,337

Wal-Mart Stores, Inc.	2,504	153,495

Walgreens Boots Alliance, Inc.	3,564	303,492

		1,110,786
Food products (1.8%)
Blue Buffalo Pet Products, Inc. † S	7,261	135,853

JM Smucker Co. (The)	1,157	142,704

6 Putnam VT Research Fund

COMMON STOCKS (97.4%)* cont.	Shares	Value

Food products cont.
Kraft Heinz Co. (The)	2,245	$163,346

Mead Johnson Nutrition Co.	801	63,239

Mondelez International, Inc. Class A	5,585	250,431

Pinnacle Foods, Inc.	1,270	53,924

TreeHouse Foods, Inc. † S	783	61,434

		870,931
Health-care equipment and supplies (2.1%)
Abbott Laboratories	1,695	76,122

Becton Dickinson and Co.	1	154

Boston Scientific Corp. †	6,614	121,962

C.R. Bard, Inc.	1,091	206,679

Cooper Cos., Inc. (The)	642	86,156

DexCom, Inc. †	496	40,622

Edwards Lifesciences Corp. †	1,996	157,644

Intuitive Surgical, Inc. †	309	168,763

Medtronic PLC	1,493	114,842

St. Jude Medical, Inc.	758	46,822

Stryker Corp.	2	186

		1,019,952
Health-care providers and services (1.5%)
Aetna, Inc.	635	68,656

Anthem, Inc.	249	34,721

Cardinal Health, Inc.	2,187	195,233

Cigna Corp.	1,123	164,329

Diplomat Pharmacy, Inc. † S	1,351	46,231

Express Scripts Holding Co. †	1,193	104,280

Henry Schein, Inc. †	388	61,378

McKesson Corp.	259	51,083

		725,911
Health-care technology (0.2%)
Castlight Health, Inc. Class B † S	15,195	64,883

HTG Molecular Diagnostics, Inc. †	503	2,193

Press Ganey Holdings, Inc. †	873	27,543

		94,619
Hotels, restaurants, and leisure (1.9%)
Chipotle Mexican Grill, Inc. †	109	52,304

Hilton Worldwide Holdings, Inc.	7,380	157,932

Marriott International, Inc./MD Class A	1,831	122,750

Penn National Gaming, Inc. †	7,614	121,976

Restaurant Brands International LP
(Units) (Canada)	11	411

Restaurant Brands International, Inc. (Canada) S	2,898	108,269

Vail Resorts, Inc.	455	58,235

Wynn Resorts, Ltd. S	1,687	116,724

Yum! Brands, Inc.	2,373	173,348

		911,949
Household durables (0.3%)
Jarden Corp. †	1,582	90,364

PulteGroup, Inc.	3,052	54,387

		144,751
Independent power and renewable electricity producers (0.9%)
Calpine Corp. †	10,985	158,953

NextEra Energy Partners LP	1,700	50,745

NRG Energy, Inc.	12,145	142,947

NRG Yield, Inc. Class C S	3,946	58,243

		410,888
Industrial conglomerates (0.5%)
Danaher Corp.	2,782	258,392

		258,392

COMMON STOCKS (97.4%)* cont.	Shares	Value

Insurance (2.7%)
American International Group, Inc.	7,244	$448,911

Assured Guaranty, Ltd.	8,188	216,409

Genworth Financial, Inc. Class A †	20,685	77,155

Hartford Financial Services Group, Inc. (The)	5,648	245,462

MetLife, Inc.	1,050	50,621

Prudential PLC (United Kingdom)	10,637	238,140

		1,276,698
Internet and catalog retail (3.0%)
Amazon.com, Inc. †	1,370	925,969

Ctrip.com International, Ltd. ADR (China) † S	3,559	164,888

Delivery Hero Holding GmbH (acquired 6/12/15,
cost $30,808) (Private) (Germany) † ∆∆ F	4	26,775

Groupon, Inc. †	3,721	11,423

Priceline Group, Inc. (The) †	219	279,214

		1,408,269
Internet software and services (5.1%)
Alibaba Group Holding, Ltd. ADR (China) †	1,010	82,083

Alphabet, Inc. Class A †	7	5,446

Alphabet, Inc. Class C †	1,692	1,284,025

Criteo SA ADR (France) †	788	31,205

Facebook, Inc. Class A †	7,120	745,179

GoDaddy, Inc. Class A †	938	30,072

GrubHub, Inc. † S	1,268	30,686

Tencent Holdings, Ltd. (China)	4,450	86,811

Yahoo!, Inc. †	4,102	136,433

		2,431,940
IT Services (2.4%)
Computer Sciences Corp.	3,104	101,439

Fidelity National Information Services, Inc.	2,069	125,381

MasterCard, Inc. Class A	2,618	254,888

PayPal Holdings, Inc. †	3,754	135,895

Visa, Inc. Class A	6,536	506,867

		1,124,470
Leisure products (0.1%)
Brunswick Corp.	1,258	63,542

		63,542
Life sciences tools and services (0.4%)
Agilent Technologies, Inc.	4,924	205,872

		205,872
Media (4.3%)
Charter Communications, Inc. Class A † S	918	168,086

Comcast Corp. Class A	4,935	278,482

DISH Network Corp. Class A †	1,747	99,893

Liberty Global PLC Ser. C (United Kingdom) †	6,903	281,435

Lions Gate Entertainment Corp.	4,548	147,310

Live Nation Entertainment, Inc. †	14,487	355,946

Time Warner Cable, Inc.	1,444	267,992

Time Warner, Inc.	3,200	206,944

Walt Disney Co. (The)	2,224	233,698

		2,039,786
Metals and mining (0.2%)
Alcoa, Inc.	2,330	22,997

Barrick Gold Corp. (Canada)	969	7,151

Newmont Mining Corp.	1,937	34,847

Nucor Corp.	1,063	42,839

Steel Dynamics, Inc.	395	7,059

		114,893
Multi-utilities (0.6%)
PG&E Corp.	3,346	177,974

Sempra Energy	1,127	105,949

		283,923

Putnam VT Research Fund 7

COMMON STOCKS (97.4%)* cont.	Shares	Value

Multiline retail (0.4%)
Dollar General Corp.	2,834	$203,680

		203,680
Oil, gas, and consumable fuels (5.3%)
Anadarko Petroleum Corp.	7,741	376,058

Apache Corp.	3,647	162,182

Cabot Oil & Gas Corp.	1,620	28,658

Cenovus Energy, Inc. (Canada)	5,080	64,248

Chevron Corp.	1,175	105,703

Cimarex Energy Co.	348	31,104

Concho Resources, Inc. †	108	10,029

ConocoPhillips	4,080	190,495

CONSOL Energy, Inc. S	822	6,494

Devon Energy Corp.	2,042	65,344

Diamondback Energy, Inc. †	330	22,077

EOG Resources, Inc.	1,945	137,687

Exxon Mobil Corp.	3,696	288,103

Genel Energy PLC (United Kingdom) †	21,415	53,080

Golar LNG, Ltd. (Norway)	376	5,937

Gulfport Energy Corp. †	301	7,396

Marathon Oil Corp.	4,729	59,538

MPLX LP	1,518	59,703

Occidental Petroleum Corp.	2,598	175,651

Pioneer Natural Resources Co.	936	117,356

Royal Dutch Shell PLC Class A (United Kingdom)	14,508	325,944

Suncor Energy, Inc. (Canada)	8,814	227,401

		2,520,188
Personal products (2.5%)
Avon Products, Inc.	19,305	78,185

Coty, Inc. Class A	24,460	626,910

Edgewell Personal Care Co.	5,885	461,207

		1,166,302
Pharmaceuticals (5.5%)
Allergan PLC †	2,194	685,625

Bristol-Myers Squibb Co.	6,682	459,655

Eli Lilly & Co.	3,631	305,948

Jazz Pharmaceuticals PLC †	404	56,786

Johnson & Johnson	2,261	232,250

Merck & Co., Inc.	4,508	238,113

Mylan NV †	3,189	172,429

Perrigo Co. PLC	1,297	187,676

Pfizer, Inc.	8,943	288,680

		2,627,162
Real estate investment trusts (REITs) (3.2%)
American Tower Corp.	3,645	353,383

AvalonBay Communities, Inc.	646	118,948

Boston Properties, Inc.	936	119,377

Equinix, Inc.	298	90,115

Equity Lifestyle Properties, Inc.	1,098	73,204

Essex Property Trust, Inc.	350	83,794

Federal Realty Investment Trust	371	54,203

Gaming and Leisure Properties, Inc.	3,803	105,723

General Growth Properties	3,579	97,385

Pebblebrook Hotel Trust	753	21,099

Plum Creek Timber Co., Inc.	735	35,074

Public Storage	343	84,961

Seritage Growth Properties †	271	10,900

Simon Property Group, Inc.	688	133,775

COMMON STOCKS (97.4%)* cont.	Shares	Value

Real estate investment trusts (REITs) cont.
Ventas, Inc.	1,634	$92,207

Vornado Realty Trust	507	50,680

		1,524,828
Real estate management and development (0.4%)
CBRE Group, Inc. Class A †	749	25,900

RE/MAX Holdings, Inc. Class A	4,098	152,855

		178,755
Road and rail (1.0%)
Genesee & Wyoming, Inc. Class A †	1,294	69,475

Union Pacific Corp.	5,250	410,550

		480,025
Semiconductors and semiconductor equipment (2.1%)
Analog Devices, Inc.	1,586	87,738

Avago Technologies, Ltd. S	1,564	227,015

Cavium, Inc. †	2,062	135,494

Intel Corp.	2,447	84,299

Lam Research Corp.	2,316	183,937

Micron Technology, Inc. †	6,928	98,100

ON Semiconductor Corp. †	3,999	39,190

Skyworks Solutions, Inc.	521	40,028

Texas Instruments, Inc.	1,718	94,164

		989,965
Software (3.9%)
Activision Blizzard, Inc.	2,406	93,136

Adobe Systems, Inc. †	2,396	225,080

Atlassian Corp PLC Class A (United Kingdom) †	266	8,001

Microsoft Corp.	21,218	1,177,175

salesforce.com, Inc. †	3,692	289,453

TubeMogul, Inc. †	2,993	40,705

		1,833,550
Specialty retail (2.8%)
Advance Auto Parts, Inc.	1,256	189,041

Bed Bath & Beyond, Inc. †	428	20,651

Five Below, Inc. † S	4,920	157,932

Gap, Inc. (The) S	3,932	97,120

GNC Holdings, Inc. Class A	873	27,080

Home Depot, Inc. (The)	3,259	431,003

Michaels Cos., Inc. (The) †	3,250	71,858

Tiffany & Co.	1,735	132,363

TJX Cos., Inc. (The)	2,707	191,953

		1,319,001
Technology hardware, storage, and peripherals (4.4%)
Apple, Inc.	14,332	1,508,588

EMC Corp.	12,991	333,609

Hewlett Packard Enterprise Co. †	7,502	114,030

HP, Inc.	7,502	88,824

Western Digital Corp.	596	35,790

		2,080,841
Textiles, apparel, and luxury goods (1.0%)
Hanesbrands, Inc.	5,289	155,655

NIKE, Inc. Class B	5,398	337,375

		493,030
Tobacco (1.1%)
Philip Morris International, Inc.	6,061	532,823

		532,823
Water utilities (0.2%)
American Water Works Co., Inc.	1,511	90,282

		90,282

Total common stocks (cost $43,373,523)		$46,414,977

8 Putnam VT Research Fund

CONVERTIBLE PREFERRED STOCKS (0.3%)*		Shares	Value

Kinder Morgan, Inc./DE Ser. A, $4.88 cv. pfd. †		1,094	$44,088

Oportun Financial Corp. Ser. A-1, 8.00% cv. pfd.
(acquired 6/23/15, cost $66) (Private) † ∆∆ F		23	59

Oportun Financial Corp. Ser. B-1, 8.00% cv. pfd.
(acquired 6/23/15, cost $1,266) (Private) † ∆∆ F		402	1,140

Oportun Financial Corp. Ser. C-1, 8.00% cv. pfd.
(acquired 6/23/15, cost $2,973) (Private) † ∆∆ F		584	2,675

Oportun Financial Corp. Ser. D-1, 8.00% cv. pfd.
(acquired 6/23/15, cost $4,311) (Private) † ∆∆ F		847	3,880

Oportun Financial Corp. Ser. E-1, 8.00% cv. pfd.
(acquired 6/23/15, cost $2,416) (Private) † ∆∆ F		440	2,174

Oportun Financial Corp. Ser. F, 8.00% cv. pfd.
(acquired 6/23/15, cost $7,296) (Private) † ∆∆ F		950	6,566

Oportun Financial Corp. Ser. F-1, 8.00% cv. pfd.
(acquired 6/23/15, cost $20,463) (Private) † ∆∆ F		7,180	18,417

Oportun Financial Corp. Ser. G, 8.00% cv. pfd.
(acquired 6/23/15, cost $25,875) (Private) † ∆∆ F		9,079	23,288

Oportun Financial Corp. Ser. H, 8.00% cv. pfd.
(acquired 2/6/15, cost $39,489) (Private) † ∆∆ F		13,869	35,540

Total convertible preferred stocks (cost $148,195)			$137,827

PURCHASED OPTIONS	Expiration	Contract
OUTSTANDING (0.1%)*	date/strike price	amount	Value

SPDR S&P 500 ETF Trust (Put)	Feb-16/$190.00	$38,540	$62,959

Total purchased options outstanding (cost $104,443)			$62,959

SHORT-TERM INVESTMENTS (5.1%)*		Shares	Value

Putnam Cash Collateral Pool, LLC 0.44% [d]		1,266,075	$1,266,075

Putnam Short Term Investment Fund 0.33% L		1,155,850	1,155,850

Total short-term investments (cost $2,421,925)			$2,421,925

Total investments (cost $46,048,086)			$49,037,688

Key to holding’s abbreviations

ADR	American Depository Receipts: represents ownership of foreign securities on deposit with a custodian bank
ETF	Exchange Traded Fund
OTC	Over-the-counter
SPDR	S&P Depository Receipts

Notes to the fund’s portfolio

Unless noted otherwise, the notes to the fund’s portfolio are for the close of the fund’s reporting period, which ran from January 1, 2015 through December 31, 2015 (the reporting period). Within the following notes to the portfolio, references to “ASC  820” represent Accounting Standards Codification 820 Fair Value Measurements and Disclosures and references to “OTC”, if any, represent over-the-counter.

* Percentages indicated are based on net assets of $47,632,789.

† This security is non-income-producing.

∆∆ This security is restricted with regard to public resale. The total fair value of this security and any other restricted securities (excluding 144A securities), if any, held at the close of the reporting period was $142,314, or 0.3% of net assets.

d Affiliated company. See Note 1 to the financial statements regarding securities lending. The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.

F This security is valued at fair value following procedures approved by the Trustees. Securities may be classified as Level 2 or Level 3 for ASC 820 based on the securities’ valuation inputs. At the close of the reporting period, fair value pricing was also used for certain foreign securities in the portfolio (Note 1).

L Affiliated company (Note 5). The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.

S Security on loan, in part or in entirety, at the close of the reporting period (Note 1).

At the close of the reporting period, the fund maintained liquid assets totaling $43,601 to cover certain derivative contracts.

FORWARD CURRENCY CONTRACTS at 12/31/15 (aggregate face value $4,938,753)						Unrealized
		Contract	Delivery		Aggregate	appreciation/
Counterparty	Currency	type	date	Value	face value	(depreciation)

Bank of America N.A.

	Euro	Buy	3/16/16	$277,291	$271,334	$5,957

Barclays Bank PLC

	Canadian Dollar	Sell	1/20/16	261,047	258,660	(2,387)

	Swiss Franc	Buy	3/16/16	133,991	130,709	3,282

Citibank, N.A.

	Euro	Sell	3/16/16	1,228,597	1,202,242	(26,355)

Credit Suisse International

	Swiss Franc	Sell	3/16/16	104,749	102,245	(2,504)

Deutsche Bank AG

	British Pound	Buy	3/16/16	280,426	286,804	(6,378)

HSBC Bank USA, National Association

	Canadian Dollar	Buy	1/20/16	54,927	57,414	(2,487)

JPMorgan Chase Bank N.A.

	British Pound	Sell	3/16/16	1,058,896	1,083,178	24,282

	Canadian Dollar	Sell	1/20/16	642,354	671,436	29,082

	Euro	Buy	3/16/16	431,125	421,827	9,298

	Norwegian Krone	Sell	3/16/16	92,180	94,310	2,130

State Street Bank and Trust Co.

	Euro	Buy	3/16/16	222,095	222,771	(676)

	Israeli Shekel	Sell	1/20/16	136,933	135,823	(1,110)

Total						$32,134

Putnam VT Research Fund 9

WRITTEN OPTIONS
OUTSTANDING at 12/31/15	Expiration date/	Contract
(premiums $79,778)	strike price	amount	Value

SPDR S&P 500 ETF Trust (Put)	Feb-16/$185.00	$38,540	$43,963

Total			$43,963

OTC TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 12/31/15
		Upfront		Payments	Total return	Unrealized
Swap counterparty/		premium	Termination	received (paid) by	received by or	appreciation/
Notional amount		received (paid)	date	fund per annum	paid by fund	(depreciation)

Goldman Sachs International
units	156	$—	12/15/20	1 month USD-LIBOR-BBA	Russell 2000 Total	$(4,257)
				minus 0.58%	Return Index

JPMorgan Chase Bank N.A.
baskets	1,601	—	7/16/16	(3 month USD-LIBOR-BBA	A basket (JPCMPTMD)	(17,053)
				plus 0.30%)	of common stocks

Total		$—				$(21,310)

10 Putnam VT Research Fund

ASC 820 establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the transparency of inputs to the valuation of the fund’s investments. The three levels are defined as follows:

Level 1: Valuations based on quoted prices for identical securities in active markets.

Level 2: Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

Level 3: Valuations based on inputs that are unobservable and significant to the fair value measurement.

The following is a summary of the inputs used to value the fund’s net assets as of the close of the reporting period:

		Valuation inputs

Investments in securities:	Level 1	Level 2	Level 3

Common stocks*:

Consumer discretionary	$6,718,385	$—	$26,775

Consumer staples	4,038,583	—	—

Energy	2,534,673	379,024	—

Financials	7,722,601	238,140	21,800

Health care	6,594,979	—	—

Industrials	4,785,617	63,182	—

Information technology	9,206,319	86,811	—

Materials	1,726,629	170,107	—

Telecommunication services	737,851	—	—

Utilities	1,363,501	—	—

Total common stocks	45,429,138	937,264	48,575

Convertible preferred stocks	44,088	—	93,739

Purchased options outstanding	—	62,959	—

Short-term investments	1,155,850	1,266,075	—

Totals by level	$46,629,076	$2,266,298	$142,314

		Valuation inputs

Other financial instruments:	Level 1	Level 2	Level 3

Forward currency contracts	$—	$32,134	$—

Written options outstanding	—	(43,963)	—

Total return swap contracts	—	(21,310)	—

Totals by level	$—	$(33,139)	$—

* Common stock classifications are presented at the sector level, which may differ from the fund’s portfolio presentation.

During the reporting period, transfers within the fair value hierarchy, if any, (other than certain transfers involving non-U.S. equity securities as described in Note 1) did not represent, in the aggregate, more than 1% of the fund’s net assets measured as of the end of the period. Transfers are accounted for using the end of period pricing valuation method.

At the start and close of the reporting period, Level 3 investments in securities represented less than 1% of the fund’s net assets and were not considered a significant portion of the fund’s portfolio.

The accompanying notes are an integral part of these financial statements.

Putnam VT Research Fund 11

Statement of assets and liabilities
12/31/15

Assets

Investment in securities, at value, including $1,229,385 of securities on loan (Note 1):

Unaffiliated issuers (identified cost $43,626,161)	$46,615,763

Affiliated issuers (identified cost $2,421,925) (Notes 1 and 5)	2,421,925

Cash	41,792

Foreign currency (cost $501) (Note 1)	501

Dividends, interest and other receivables	73,882

Receivable for investments sold	270,640

Unrealized appreciation on forward currency contracts (Note 1)	74,031

Total assets	49,498,534

Liabilities

Payable for investments purchased	309,507

Payable for shares of the fund repurchased	30,470

Payable for compensation of Manager (Note 2)	22,531

Payable for custodian fees (Note 2)	12,897

Payable for investor servicing fees (Note 2)	5,110

Payable for Trustee compensation and expenses (Note 2)	62,512

Payable for administrative services (Note 2)	367

Payable for distribution fees (Note 2)	5,777

Unrealized depreciation on OTC swap contracts (Note 1)	21,310

Unrealized depreciation on forward currency contracts (Note 1)	41,897

Written options outstanding, at value (premiums $79,778) (Notes 1 and 3)	43,963

Collateral on securities loaned, at value (Note 1)	1,266,075

Other accrued expenses	43,329

Total liabilities	1,865,745

Net assets	$47,632,789

Represented by

Paid-in capital (Unlimited shares authorized) (Notes 1 and 4)	$55,508,640

Undistributed net investment income (Note 1)	698,993

Accumulated net realized loss on investments and foreign currency transactions (Note 1)	(11,611,076)

Net unrealized appreciation of investments and assets and liabilities in foreign currencies	3,036,232

Total — Representing net assets applicable to capital shares outstanding	$47,632,789

Computation of net asset value Class IA

Net assets	$20,684,268

Number of shares outstanding	1,024,498

Net asset value, offering price and redemption price per share (net assets divided by number of shares outstanding)	$20.19

Computation of net asset value Class IB

Net assets	$26,948,521

Number of shares outstanding	1,337,713

Net asset value, offering price and redemption price per share (net assets divided by number of shares outstanding)	$20.15

The accompanying notes are an integral part of these financial statements.

12 Putnam VT Research Fund

Statement of operations
Year ended 12/31/15

Investment income

Dividends (net of foreign tax of $6,198)	$919,419

Interest (including interest income of $784 from investments in affiliated issuers) (Note 5)	938

Securities lending (Note 1)	9,853

Total investment income	930,210

Expenses

Compensation of Manager (Note 2)	286,121

Investor servicing fees (Note 2)	36,523

Custodian fees (Note 2)	33,252

Trustee compensation and expenses (Note 2)	3,421

Distribution fees (Note 2)	73,665

Administrative services (Note 2)	1,360

Auditing and tax fees	34,167

Other	27,927

Total expenses	496,436

Expense reduction (Note 2)	(3,507)

Net expenses	492,929

Net investment income	437,281

Net realized gain on investments (Notes 1 and 3)	4,600,378

Net realized gain on swap contracts (Note 1)	24,786

Net realized loss on futures contracts (Note 1)	(9,496)

Net realized gain on foreign currency transactions (Note 1)	313,911

Net realized gain on written options (Notes 1 and 3)	5,079

Net unrealized depreciation of assets and liabilities in foreign currencies during the year	(32,291)

Net unrealized depreciation of investments, futures contracts, swap contracts and written options during the year	(5,928,366)

Net loss on investments	(1,025,999)

Net decrease in net assets resulting from operations	$(588,718)

Statement of changes in net assets

	Year ended	Year ended
	12/31/15	12/31/14

Decrease in net assets

Operations:

Net investment income	$437,281	$544,230

Net realized gain on investments and foreign currency transactions	4,934,658	10,301,821

Net unrealized depreciation of investments and assets and liabilities in foreign currencies	(5,960,657)	(3,077,530)

Net increase (decrease) in net assets resulting from operations	(588,718)	7,768,521

Distributions to shareholders (Note 1):

From ordinary income

Net investment income

Class IA	(354,687)	(255,742)

Class IB	(382,705)	(261,979)

Decrease from capital share transactions (Note 4)	(6,771,754)	(9,829,094)

Total decrease in net assets	(8,097,864)	(2,578,294)

Net assets:

Beginning of year	55,730,653	58,308,947

End of year (including undistributed net investment income of $698,993 and $643,196, respectively)	$47,632,789	$55,730,653

The accompanying notes are an integral part of these financial statements.

Putnam VT Research Fund 13

Financial highlights (For a common share outstanding throughout the period)

					LESS
INVESTMENT OPERATIONS:					DISTRIBUTIONS:				RATIOS AND SUPPLEMENTAL DATA:

Period ended	Net asset value, beginning of period	Net investment income (loss)[a]	Net realized and unrealized gain (loss) on investments	Total from investment operations	From net investment income	Total distributions	Net asset value, end of period	Total return at net asset value (%)[b,c]	Net assets, end of period (in thousands)	Ratio of expenses to average net assets (%)[b,d]	Ratio of net investment income (loss) to average net assets (%)	Portfolio turnover (%)

Class IA

12/31/15	$20.76	.20	(.45)	(.25)	(.32)	(.32)	$20.19	(1.29)	$20,684.81		.98	90

12/31/14	18.22	.21	2.53	2.74	(.20)	(.20)	20.76	15.17	24,359.83		1.11	94

12/31/13	13.83	.17	4.43	4.60	(.21)	(.21)	18.22	33.60	25,321.82		1.08	90

12/31/12	11.84	.19	1.97	2.16	(.17)	(.17)	13.83	18.28	23,099.85		1.42	89

12/31/11	12.13	.13	(.29)	(.16)	(.13)	(.13)	11.84	(1.41)	22,578.83		1.10	98

Class IB

12/31/15	$20.71	.15	(.45)	(.30)	(.26)	(.26)	$20.15	(1.50)	$26,949	1.06	.73	90

12/31/14	18.18	.17	2.51	2.68	(.15)	(.15)	20.71	14.86	31,372	1.08	.87	94

12/31/13	13.79	.13	4.43	4.56	(.17)	(.17)	18.18	33.36	32,988	1.07	.83	90

12/31/12	11.81	.15	1.96	2.11	(.13)	(.13)	13.79	17.92	30,009	1.10	1.16	89

12/31/11	12.11	.10	(.30)	(.20)	(.10)	(.10)	11.81	(1.75)	32,108	1.08	.85	98

a Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.

b The charges and expenses at the insurance company separate account level are not reflected.

c Total return assumes dividend reinvestment.

d Includes amounts paid through expense offset and/or brokerage/service arrangements, if any (Note 2). Also excludes acquired fund fees and expenses, if any.

The accompanying notes are an integral part of these financial statements.

14 Putnam VT Research Fund

Notes to financial statements 12/31/15

Within the following Notes to financial statements, references to “State Street” represent State Street Bank and Trust Company, references to “the SEC” represent the Securities and Exchange Commission, references to “Putnam Management” represent Putnam Investment Management, LLC, the fund’s manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC and references to “OTC”, if any, represent over-the-counter. Unless otherwise noted, the “reporting period” represents the period from January 1, 2015 through December 31, 2015.

Putnam VT Research Fund (the fund) is a diversified series of Putnam Variable Trust (the Trust), a Massachusetts business trust registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The goal of the fund is to seek capital appreciation. The fund invests mainly in common stocks (growth or value stocks or both) of large U.S. companies that Putnam Management believes have favorable investment potential. For example, the fund may purchase stocks of companies with stock prices that reflect a value lower than that which Putnam Management places on the company. Putnam Management may also consider other factors that Putnam Management believes will cause the stock price to rise and may consider, among other factors, a company’s valuation, financial strength, growth potential, competitive position in its industry, projected future earnings, cash flows and dividends when deciding whether to buy or sell investments.

The fund offers class IA and class IB shares of beneficial interest. Class IA shares are offered at net asset value and are not subject to a distribution fee. Class IB shares are offered at net asset value and pay an ongoing distribution fee, which is identified in Note 2.

In the normal course of business, the fund enters into contracts that may include agreements to indemnify another party under given circumstances. The fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be, but have not yet been, made against the fund. However, the fund’s management team expects the risk of material loss to be remote.

Note 1 — Significant accounting policies

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations. Actual results could differ from those estimates. Subsequent events after the Statement of assets and liabilities date through the date that the financial statements were issued have been evaluated in the preparation of the financial statements.

Investment income, realized and unrealized gains and losses and expenses of the fund are borne pro-rata based on the relative net assets of each class to the total net assets of the fund, except that each class bears expenses unique to that class (including the distribution fees applicable to such classes). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. If the fund were liquidated, shares of each class would receive their pro-rata share of the net assets of the fund. In addition, the Trustees declare separate dividends on each class of shares.

Security valuation Portfolio securities and other investments are valued using policies and procedures adopted by the Board of Trustees. The Trustees have formed a Pricing Committee to oversee the implementation of these procedures and have delegated responsibility for valuing the fund’s assets in accordance with these procedures to Putnam Management. Putnam Management has established an internal Valuation Committee that is responsible for making fair value determinations, evaluating the effectiveness of the pricing policies of the fund and reporting to the Pricing Committee.

Investments (including when-issued securities sold, if any) for which market quotations are readily available are valued at the last reported sales price on their principal exchange, or official closing price for certain markets, and are classified as Level 1 securities under Accounting Standards Codification 820 Fair Value Measurements and Disclosures (ASC 820). If no sales are reported, as in the case of some securities that are traded OTC, a security is valued at its last reported bid price (ask price for when-issued securities sold, if any) and is generally categorized as a Level 2 security.

Investments in open-end investment companies (excluding exchange-traded funds), if any, which can be classified as Level 1 or Level 2 securities, are valued based on their net asset value. The net asset value of such investment companies equals the total value of their assets less their liabilities and divided by the number of their outstanding shares.

Market quotations are not considered to be readily available for certain debt obligations and other investments; such investments are valued on the basis of valuations furnished by an independent pricing service approved by the Trustees or dealers selected by Putnam Management. Such services or dealers determine valuations for normal institutional-size trading units of such securities using methods based on market transactions for comparable securities and various relationships, generally recognized by institutional traders, between securities (which consider such factors as security prices, yields, maturities and ratings). These securities will generally be categorized as Level 2.

Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange and therefore the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the New York Stock Exchange. Accordingly, on certain days, the fund will fair value foreign equity securities taking into account multiple factors including movements in the U.S. securities markets, currency valuations and comparisons to the valuation of American Depository Receipts, exchange-traded funds and futures contracts. These securities, which would generally be classified as Level 1 securities, will be transferred to Level 2 of the fair value hierarchy when they are valued at fair value. The number of days on which fair value prices will be used will depend on market activity and it is possible that fair value prices will be used by the fund to a significant extent. At the close of the reporting period, fair value pricing was used for certain foreign securities in the portfolio. Securities quoted in foreign currencies, if any, are translated into U.S. dollars at the current exchange rate. Short-term securities with remaining maturities of 60 days or less may be valued at amortized cost, which approximates fair value, and are classified as Level 2 securities.

To the extent a pricing service or dealer is unable to value a security or provides a valuation that Putnam Management does not believe accurately reflects the security’s fair value, the security will be valued at fair value by Putnam Management in accordance with policies and procedures approved by the Trustees. Certain investments, including certain restricted and illiquid securities and derivatives, are also valued at fair value following procedures approved by the Trustees. These valuations consider such factors as significant market or specific security events such as interest rate or credit quality changes, various relationships with other securities, discount rates, U.S. Treasury, U.S. swap and credit yields, index levels, convexity exposures, recovery rates, sales and other multiples and resale restrictions. These securities are classified as Level 2 or as Level 3 depending on the priority of the significant inputs.

To assess the continuing appropriateness of fair valuations, the Valuation Committee reviews and affirms the reasonableness of such valuations on a regular basis after considering all relevant information that is reasonably available. Such valuations and procedures are reviewed periodically by the Trustees. The fair value of securities is generally determined as the amount that the fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a security in a current sale and does not reflect an actual market price, which may be different by a material amount.

Security transactions and related investment income Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Interest income, net of any applicable withholding taxes, is recorded on the accrual basis. Dividend income, net of any applicable withholding taxes, is recognized on the ex-dividend date except that certain dividends from foreign securities, if any, are recognized as soon as the fund is informed of the ex-dividend date. Non-cash dividends, if any, are recorded at the fair value of the securities received. Dividends representing a return of capital or capital gains, if any, are reflected as a reduction of cost and/or as a realized gain.

All premiums/discounts are amortized/accreted on a yield-to-maturity basis.

Putnam VT Research Fund 15

Foreign currency translation The accounting records of the fund are maintained in U.S. dollars. The fair value of foreign securities, currency holdings, and other assets and liabilities is recorded in the books and records of the fund after translation to U.S. dollars based on the exchange rates on that day. The cost of each security is determined using historical exchange rates. Income and withholding taxes are translated at prevailing exchange rates when earned or incurred. The fund does not isolate that portion of realized or unrealized gains or losses resulting from changes in the foreign exchange rate on investments from fluctuations arising from changes in the market prices of the securities. Such gains and losses are included with the net realized and unrealized gain or loss on investments. Net realized gains and losses on foreign currency transactions represent net realized exchange gains or losses on closed forward currency contracts, disposition of foreign currencies, currency gains and losses realized between the trade and settlement dates on securities transactions and the difference between the amount of investment income and foreign withholding taxes recorded on the fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized appreciation and depreciation of assets and liabilities in foreign currencies arise from changes in the value of open forward currency contracts and assets and liabilities other than investments at the period end, resulting from changes in the exchange rate.

Options contracts The fund uses options contracts to hedge against changes in values of securities it owns, owned or expects to own and to manage downside risks.

The potential risk to the fund is that the change in value of options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments if there is an illiquid secondary market for the contracts, if interest or exchange rates move unexpectedly or if the counterparty to the contract is unable to perform. Realized gains and losses on purchased options are included in realized gains and losses on investment securities. If a written call option is exercised, the premium originally received is recorded as an addition to sales proceeds. If a written put option is exercised, the premium originally received is recorded as a reduction to the cost of investments.

Exchange-traded options are valued at the last sale price or, if no sales are reported, the last bid price for purchased options and the last ask price for written options. OTC traded options are valued using prices supplied by dealers.

Options on swaps are similar to options on securities except that the premium paid or received is to buy or grant the right to enter into a previously agreed upon interest rate or credit default contract. Forward premium swap option contracts include premiums that have extended settlement dates. The delayed settlement of the premiums is factored into the daily valuation of the option contracts. In the case of interest rate cap and floor contracts, in return for a premium, ongoing payments between two parties are based on interest rates exceeding a specified rate, in the case of a cap contract, or falling below a specified rate in the case of a floor contract.

Written option contracts outstanding at period end, if any, are listed after the fund’s portfolio.

Futures contracts The fund uses futures contracts to equitize cash.

The potential risk to the fund is that the change in value of futures contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market for the contracts, if interest or exchange rates move unexpectedly or if the counterparty to the contract is unable to perform. With futures, there is minimal counterparty credit risk to the fund since futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default. Risks may exceed amounts recognized on the Statement of assets and liabilities. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

Futures contracts are valued at the quoted daily settlement prices established by the exchange on which they trade. The fund and the broker agree to exchange an amount of cash equal to the daily fluctuation in the value of the futures contract. Such receipts or payments are known as “variation margin.”

Futures contracts outstanding at period end, if any, are listed after the fund’s portfolio.

Forward currency contracts The fund buys and sells forward currency contracts, which are agreements between two parties to buy and sell currencies at a set price on a future date. These contracts are used to hedge foreign exchange risk.

The U.S. dollar value of forward currency contracts is determined using current forward currency exchange rates supplied by a quotation service. The fair value of the contract will fluctuate with changes in currency exchange rates. The contract is marked to market daily and the change in fair value is recorded as an unrealized gain or loss. The fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed when the contract matures or by delivery of the currency. The fund could be exposed to risk if the value of the currency changes unfavorably, if the counterparties to the contracts are unable to meet the terms of their contracts or if the fund is unable to enter into a closing position. Risks may exceed amounts recognized on the Statement of assets and liabilities.

Forward currency contracts outstanding at period end, if any, are listed after the fund’s portfolio.

Total return swap contracts The fund entered into OTC total return swap contracts, which are arrangements to exchange a market-linked return for a periodic payment, both based on a notional principal amount, to manage exposure to specific securities and to gain exposure to a basket of securities.

To the extent that the total return of the security, index or other financial measure underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the fund will receive a payment from or make a payment to the counterparty. OTC total return swap contracts are marked to market daily based upon quotations from an independent pricing service or market makers and the change, if any, is recorded as an unrealized gain or loss. Payments received or made are recorded as realized gains or losses. Certain OTC total return swap contracts may include extended effective dates. Payments related to these swap contracts are accrued based on the terms of the contract. The fund could be exposed to credit or market risk due to unfavorable changes in the fluctuation of interest rates or in the price of the underlying security or index, the possibility that there is no liquid market for these agreements or that the counterparty may default on its obligation to perform. The fund’s maximum risk of loss from counterparty risk is the fair value of the contract. This risk may be mitigated by having a master netting arrangement between the fund and the counterparty. Risk of loss may exceed amounts recognized on the Statement of assets and liabilities.

OTC total return swap contracts outstanding, including their respective notional amounts at period end, if any, are listed after the fund’s portfolio.

Master agreements The fund is a party to ISDA (International Swaps and Derivatives Association, Inc.) Master Agreements (Master Agreements) with certain counterparties that govern OTC derivative and foreign exchange contracts entered into from time to time. The Master Agreements may contain provisions regarding, among other things, the parties’ general obligations, representations, agreements, collateral requirements, events of default and early termination. With respect to certain counterparties, in accordance with the terms of the Master Agreements, collateral posted to the fund is held in a segregated account by the fund’s custodian and, with respect to those amounts which can be sold or repledged, is presented in the fund’s portfolio.

Collateral pledged by the fund is segregated by the fund’s custodian and identified in the fund’s portfolio. Collateral can be in the form of cash or debt securities issued by the U.S. Government or related agencies or other securities as agreed to by the fund and the applicable counterparty. Collateral requirements are determined based on the fund’s net position with each counterparty.

Termination events applicable to the fund may occur upon a decline in the fund’s net assets below a specified threshold over a certain period of time. Termination events applicable to counterparties may occur upon a decline in the counterparty’s long-term and short-term credit ratings below a specified level. In each case, upon occurrence, the other party may elect to terminate early and cause settlement of all derivative and foreign exchange contracts outstanding, including the payment of any losses and costs resulting from such early termination, as reasonably determined by the terminating party. Any decision by one or more of the fund’s counterparties to elect early termination could impact the fund’s future derivative activity.

At the close of the reporting period, the fund had a net liability position of $39,510 on open derivative contracts subject to the Master Agreements. There was no collateral posted by the fund at period end for these agreements.

Securities lending The fund may lend securities, through its agent, to qualified borrowers in order to earn additional income. The loans are collateralized by cash in an amount at least equal to the fair value of the securities loaned.

16 Putnam VT Research Fund

The fair value of securities loaned is determined daily and any additional required collateral is allocated to the fund on the next business day. The remaining maturities of the securities lending transactions are considered overnight and continuous. The risk of borrower default will be borne by the fund’s agent; the fund will bear the risk of loss with respect to the investment of the cash collateral. Income from securities lending is included in investment income on the Statement of operations. Cash collateral is invested in Putnam Cash Collateral Pool, LLC, a limited liability company managed by an affiliate of Putnam Management. Investments in Putnam Cash Collateral Pool, LLC are valued at its closing net asset value each business day. There are no management fees charged to Putnam Cash Collateral Pool, LLC. At the close of the reporting period, the fund received cash collateral of $1,266,075 and the value of securities loaned amounted to $1,229,385.

Interfund lending The fund, along with other Putnam funds, may participate in an interfund lending program pursuant to an exemptive order issued by the SEC. This program allows the fund to borrow from or lend to other Putnam funds that permit such transactions. Interfund lending transactions are subject to each fund’s investment policies and borrowing and lending limits. Interest earned or paid on the interfund lending transaction will be based on the average of certain current market rates. During the reporting period, the fund did not utilize the program.

Lines of credit The fund participates, along with other Putnam funds, in a $392.5 million syndicated unsecured committed line of credit provided by State Street ($292.5 million) and Northern Trust Company ($100 million) and a $235.5 million unsecured uncommitted line of credit provided by State Street. Borrowings may be made for temporary or emergency purposes, including the funding of shareholder redemption requests and trade settlements. Interest is charged to the fund based on the fund’s borrowing at a rate equal to the higher of (1) the Federal Funds rate and (2) the overnight LIBOR plus 1.25% for the committed line of credit and the Federal Funds rate plus 1.30% for the uncommitted line of credit. A closing fee equal to 0.04% of the committed line of credit and 0.04% of the uncommitted line of credit has been paid by the participating funds. In addition, a commitment fee of 0.16% per annum on any unutilized portion of the committed line of credit is allocated to the participating funds based on their relative net assets and paid quarterly. During the reporting period, the fund had no borrowings against these arrangements.

Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time period and otherwise comply with the provisions of the Internal Revenue Code of 1986, as amended (the Code), applicable to regulated investment companies.

The fund is subject to the provisions of Accounting Standards Codification 740 Income Taxes (ASC 740). ASC 740 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The fund did not have a liability to record for any unrecognized tax benefits in the accompanying financial statements. No provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains. Each of the fund’s federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service.

The fund may also be subject to taxes imposed by governments of countries in which it invests. Such taxes are generally based on either income or gains earned or repatriated. The fund accrues and applies such taxes to net investment income, net realized gains and net unrealized gains as income and/or capital gains are earned. In some cases, the fund may be entitled to reclaim all or a portion of such taxes, and such reclaim amounts, if any, are reflected as an asset on the fund’s books. In many cases, however, the fund may not receive such amounts for an extended period of time, depending on the country of investment.

At December 31, 2015, the fund had a capital loss carryover of $11,412,566 available to the extent allowed by the Code to offset future net capital gain, if any. The amounts of the carryovers and the expiration dates are:

Loss carryover

Short-term	Long-term	Total	Expiration

$11,412,566	N/A	$11,412,566	12/31/17

Under the Regulated Investment Company Modernization Act of 2010, the fund will be permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. However, any losses incurred will be required to be utilized prior to the losses incurred in pre-enactment tax years. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

Distributions to shareholders Distributions to shareholders from net investment income are recorded by the fund on the ex-dividend date. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. These differences include temporary and/or permanent differences from losses on wash sale transactions, from foreign currency gains and losses, from income on swap contracts, from partnership income and from corporate action adjustments to basis and income. Reclassifications are made to the fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations. At the close of the reporting period, the fund reclassified $355,908 to increase undistributed net investment income, $251 to decrease paid-in capital and $355,657 to increase accumulated net realized loss.

The tax basis components of distributable earnings and the federal tax cost as of the close of the reporting period were as follows:

Unrealized appreciation	$6,520,354
Unrealized depreciation	(3,728,408)

Net unrealized appreciation	2,791,946
Undistributed ordinary income	709,820
Capital loss carryforward	(11,412,566)

Cost for federal income tax purposes	$46,245,742

Expenses of the Trust Expenses directly charged or attributable to any fund will be paid from the assets of that fund. Generally, expenses of the Trust will be allocated among and charged to the assets of each fund on a basis that the Trustees deem fair and equitable, which may be based on the relative assets of each fund or the nature of the services performed and relative applicability to each fund.

Beneficial interest At the close of the reporting period, insurance companies or their separate accounts were record owners of all but a de minimis number of the shares of the fund. Approximately 46.0% of the fund is owned by accounts of one insurance company.

Note 2 — Management fee, administrative services and other transactions

The fund pays Putnam Management a management fee (based on the fund’s average net assets and computed and paid monthly) at annual rates that may vary based on the average of the aggregate net assets of most open-end funds, as defined in the fund’s management contract, sponsored by Putnam Management. Such annual rates may vary as follows:

0.710%	of the first $5 billion,
0.660%	of the next $5 billion,
0.610%	of the next $10 billion,
0.560%	of the next $10 billion,
0.510%	of the next $50 billion,
0.490%	of the next $50 billion,
0.480%	of the next $100 billion and
0.475%	of any excess thereafter.

Putnam Management has contractually agreed, through April 30, 2017, to waive fees or reimburse the fund’s expenses to the extent necessary to limit the cumulative expenses of the fund, exclusive of brokerage, interest, taxes, investment-related expenses, extraordinary expenses, acquired fund fees and expenses and payments under the fund’s investor servicing contract, investment management contract and distribution plans, on a fiscal year-to-date basis to an annual rate of 0.20% of the fund’s average net assets over such fiscal year-to-date period. During the reporting period, the fund’s expenses were not reduced as a result of this limit.

Putnam Investments Limited (PIL), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund as determined by Putnam Management from time to time. Putnam Management pays a quarterly sub-management fee to PIL for its services at an annual rate of 0.35% of the average net assets of the portion of the fund managed by PIL.

Putnam VT Research Fund 17

The Putnam Advisory Company, LLC (PAC), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund, as designated from time to time by Putnam Management or PIL. Putnam Management or PIL, as applicable, pays a quarterly sub-advisory fee to PAC for its services at the annual rate of 0.35% of the average net assets of the portion of the fund’s assets for which PAC is engaged as sub-adviser.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund’s assets are provided by State Street. Custody fees are based on the fund’s asset level, the number of its security holdings and transaction volumes.

Putnam Investor Services, Inc., an affiliate of Putnam Management, provides investor servicing agent functions to the fund. Putnam Investor Services, Inc. was paid a monthly fee for investor servicing at an annual rate of 0.07% (0.10% prior to January 1, 2015) of the fund’s average daily net assets. During the reporting period, the expenses for each class of shares related to investor servicing fees were as follows:

Class IA	$15,893
Class IB	20,630

Total	$36,523

The fund has entered into expense offset arrangements with Putnam Investor Services, Inc. and State Street whereby Putnam Investor Services, Inc.’s and State Street’s fees are reduced by credits allowed on cash balances. The fund also reduced expenses through brokerage/service arrangements. For the reporting period, the fund’s expenses were not reduced under the expense offset arrangements and were reduced by $3,507 under the brokerage/service arrangements.

Each Independent Trustee of the fund receives an annual Trustee fee, of which $30, as a quarterly retainer, has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees also are reimbursed for expenses they incur relating to their services as Trustees.

The fund has adopted a Trustee Fee Deferral Plan (the Deferral Plan) which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the Pension Plan) covering all Trustees of the fund who have served as a Trustee for at least five years and were first elected prior to 2004. Benefits under the Pension Plan are equal to 50% of the Trustee’s average annual attendance and retainer fees for the three years ended December 31, 2005. The retirement benefit is payable during a Trustee’s lifetime, beginning the year following retirement, for the number of years of service through December 31, 2006. Pension expense for the fund is included in Trustee compensation and expenses in the Statement of operations. Accrued pension liability is included in Payable for Trustee compensation and expenses in the Statement of assets and liabilities. The Trustees have terminated the Pension Plan with respect to any Trustee first elected after 2003.

The fund has adopted a distribution plan (the Plan) with respect to its class IB shares pursuant to Rule 12b-1 under the Investment Company Act of 1940. The purpose of the Plan is to compensate Putnam Retail Management Limited Partnership, an indirect wholly-owned subsidiary of Putnam Investments, LLC, for services provided and expenses incurred in distributing shares of the fund. The Plan provides for payment by the fund to Putnam Retail Management Limited Partnership at an annual rate of up to 0.35% of the average net assets attributable to the fund’s class IB shares. The Trustees have approved payment by the fund at an annual rate of 0.25% of the average net assets attributable to the fund’s class IB shares. During the reporting period, the class specific expenses related to distribution fees were as follows:

Class IB	$73,665

Note 3 — Purchases and sales of securities

During the reporting period, the cost of purchases and the proceeds from sales, excluding short-term investments, were as follows:

	Cost of purchases	Proceeds from sales

Investments in securities (Long-term)	$46,254,449	$53,079,653

U.S. government securities (Long-term)	—	—

Total	$46,254,449	$53,079,653

The fund may purchase or sell investments from or to other Putnam funds in the ordinary course of business, which can reduce the fund’s transaction costs, at prices determined in accordance with SEC requirements and policies approved by the Trustees. During the reporting period, purchases or sales from or to other Putnam funds, if any, did not represent more than 5% of the fund’s total cost of purchases and/or total proceeds from sales.

Written option transactions during the reporting period are summarized as follows:

	Written option	Written option
	contract amounts	premiums

Written options outstanding at
the beginning of the reporting period	$6,534	$2,803

Options opened	45,644	82,373

Options exercised	—	—

Options expired	(11,869)	(5,097)

Options closed	(1,769)	(301)

Written options outstanding at
the end of the reporting period	$38,540	$79,778

Note 4 — Capital shares

At the close of the reporting period, there were an unlimited number of shares of beneficial interest authorized. Subscriptions and redemptions are presented at the omnibus level. Transactions in capital shares were as follows:

		Class IA shares				Class IB shares
	Year ended 12/31/15		Year ended 12/31/14		Year ended 12/31/15		Year ended 12/31/14

	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount

Shares sold	18,514	$384,487	63,976	$1,233,621	22,471	$459,583	22,684	$454,079

Shares issued in connection with
reinvestment of distributions	16,874	354,687	13,929	255,742	18,207	382,705	14,277	261,979

	35,388	739,174	77,905	1,489,363	40,678	842,288	36,961	716,058

Shares repurchased	(184,439)	(3,834,779)	(294,358)	(5,594,514)	(217,743)	(4,518,437)	(337,135)	(6,440,001)

Net decrease	(149,051)	$(3,095,605)	(216,453)	$(4,105,151)	(177,065)	$(3,676,149)	(300,174)	$(5,723,943)

18 Putnam VT Research Fund

Note 5 — Affiliated transactions

Transactions during the reporting period with Putnam Short Term Investment Fund, which is under common ownership and control, were as follows:

	Fair value at the beginning of				Fair value at the end of the
Name of affiliate	the reporting period	Purchase cost	Sale proceeds	Investment income	reporting period

Putnam Short Term Investment Fund *	$865,334	$10,633,245	$10,342,729	$784	$1,155,850

Total	$865,334	$10,633,245	$10,342,729	$784	$1,155,850

* Management fees charged to Putnam Short Term Investment Fund have been waived by Putnam Management.

Note 6 — Market, credit and other risks

In the normal course of business, the fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the contracting party to the transaction to perform (credit risk). The fund may be exposed to additional credit risk that an institution or other entity with which the fund has unsettled or open transactions will default. Investments in foreign securities involve certain risks, including those related to economic instability, unfavorable political developments, and currency fluctuations.

Note 7 — Summary of derivative activity

The volume of activity for the reporting period for any derivative type that was held during the period is listed below and was based on an average of the holdings at the end of each fiscal quarter:

Purchased equity option contracts (contract amount)	$24,000

Written equity option contracts (contract amount) (Note 3)	$9,000

Futures contracts (number of contracts)	2

Forward currency contracts (contract amount)	$6,300,000

OTC total return swap contracts (notional)	$1,000,000

The following is a summary of the fair value of derivative instruments as of the close of the reporting period:

Fair value of derivative instruments as of the close of the reporting period

	Asset derivatives		Liability derivatives

Derivatives not accounted
for as hedging instruments	Statement of assets and		Statement of assets and
under ASC 815	liabilities location	Fair value	liabilities location	Fair value

Foreign exchange contracts	Receivables	$74,031	Payables	$41,897

Equity contracts	Investments	62,959	Payables	65,273

Total		$136,990		$107,170

The following is a summary of realized and change in unrealized gains or losses of derivative instruments in the Statement of operations for the reporting period (see Note 1):

Amount of realized gain or (loss) on derivatives recognized in net gain or (loss) on investments

Derivatives not accounted
for as hedging instruments			Forward currency
under ASC 815	Options	Futures	contracts	Swaps	Total

Foreign exchange contracts	$—	$—	$313,929	$—	$313,929

Equity contracts	(18,225)	(9,496)	—	24,786	$(2,935)

Total	$(18,225)	$(9,496)	$313,929	$24,786	$310,994

Change in unrealized appreciation or (depreciation) on derivatives recognized in net gain or (loss) on investments

Derivatives not accounted
for as hedging instruments			Forward currency
under ASC 815	Options	Futures	contracts	Swaps	Total

Foreign exchange contracts	$—	$—	$(32,282)	$—	$(32,282)

Equity contracts	(2,754)	(590)	—	9,366	$6,022

Total	$(2,754)	$(590)	$(32,282)	$9,366	$(26,260)

Putnam VT Research Fund 19

Note 8 — Offsetting of financial and derivative assets and liabilities

The following table summarizes any derivatives, repurchase agreements and reverse repurchase agreements, at the end of the reporting period, that are subject to an enforceable master netting agreement or similar agreement. For securities lending transactions or borrowing transactions associated with securities sold short, if any, see Note 1. For financial reporting purposes, the fund does not offset financial assets and financial liabilities that are subject to the master netting agreements in the Statement of assets and liabilities.

	Bank of America N.A.	Barclays Bank PLC	Citibank, N.A.	Credit Suisse International	Deutsche Bank AG	Goldman Sachs International	HSBC Bank USA, National Association	JPMorgan Chase Bank N.A.	State Street Bank and Trust Co.	Total

Assets:

OTC Total return swap contracts*#	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—

Forward currency contracts#	5,957	3,282	—	—	—	—	—	64,792	—	74,031

Purchased options** #	—	—	—	—	—	62,959	—	—	—	62,959

Total Assets	$5,957	$3,282	$—	$—	$—	$62,959	$—	$64,792	$—	$136,990

Liabilities:

OTC Total return swap contracts*#	$—	$—	$—	$—	$—	$4,257	$—	$17,053	$—	$21,310

Forward currency contracts#	—	2,387	26,355	2,504	6,378	—	2,487	—	1,786	41,897

Written options #	—	—	—	—	—	43,963	—	—	—	43,963

Total Liabilities	$—	$2,387	$26,355	$2,504	$6,378	$48,220	$2,487	$17,053	$1,786	$107,170

Total Financial and Derivative Net Assets	$5,957	$895	$(26,355)	$(2,504)	$(6,378)	$14,739	$(2,487)	$47,739	$(1,786)	$29,820

Total collateral received (pledged)† ##	$—	$—	$—	$—	$—	$—	$—	$—	$—

Net amount	$5,957	$895	$(26,355)	$(2,504)	$(6,378)	$14,739	$(2,487)	$47,739	$(1,786)

* Excludes premiums, if any. Included in unrealized appreciation and depreciation on OTC swap contracts on the Statement of assets and liabilities.

** Included with Investments in securities on the Statement of assets and liabilities.

† Additional collateral may be required from certain brokers based on individual agreements.

# Covered by master netting agreement (Note 1).

## Any over-collateralization of total financial and derivative net assets is not shown. Collateral may include amounts related to unsettled agreements.

20	Putnam VT Research Fund	Putnam VT Research Fund	21

Federal tax information (Unaudited)

The fund designated 84.00% of ordinary income distributions as qualifying for the dividends received deduction for corporations.

22 Putnam VT Research Fund

About the Trustees

Name Year of birth Position held	Principal occupations during past five years	Other directorships	
Independent Trustees			
Liaquat Ahamed Born 1952 Trustee since 2012	Pulitzer Prize-winning author of *Lords of Finance: The Bankers Who Broke the World,* whose articles on economics have appeared in such publications as the *New York Times, Foreign Affairs,* and the *Financial Times.* Director of Aspen Insurance Co., a New York Stock Exchange company, and Chair of the Aspen Board's Investment Committee. Trustee of the Brookings Institution.	The Rohatyn Group, an emerging-market fund complex that manages money for institutions	
Ravi Akhoury Born 1947 Trustee since 2009	Trustee of American India Foundation and of the Rubin Museum. From 1992 to 2007, was Chairman and CEO of MacKay Shields, a multi-product investment management firm.	RAGE Frameworks, Inc., a private software company; English Helper, Inc., a private software company	
Barbara M. Baumann Born 1955 Trustee since 2010	President and Owner of Cross Creek Energy Corporation, a strategic consultant to domestic energy firms and direct investor in energy projects. Current Board member of The Denver Foundation. Former Chair and current Board member of Girls Incorporated of Metro Denver. Member of the Finance Committee, the Children's Hospital of Colorado.	Buckeye Partners, L.P., a publicly traded master limited partnership focused on pipeline transport, storage, and distribution of petroleum products; Devon Energy Corporation, a leading independent natural gas and oil exploration and production company	
Jameson A. Baxter Born 1943 Trustee since 1994, Vice Chair from 2005 to 2011, and Chair since 2011	President of Baxter Associates, Inc., a private investment firm. Chair of Mutual Fund Directors Forum. Chair Emeritus of the Board of Trustees of Mount Holyoke College. Director of the Adirondack Land Trust and Trustee of the Nature Conservancy's Adirondack Chapter.	None	
Robert J. Darretta Born 1946 Trustee since 2007	From 2009 until 2012, served as Health Care Industry Advisor to Permira, a global private equity firm. Until April 2007, was Vice Chairman of the Board of Directors of Johnson & Johnson. Served as Johnson & Johnson's Chief Financial Officer for a decade.	UnitedHealth Group, a diversified health-care company	
Katinka Domotorffy Born 1975 Trustee since 2012	Voting member of the Investment Committees of the Anne Ray Charitable Trust and Margaret A. Cargill Foundation, part of the Margaret A. Cargill Philanthropies. Until 2011, Partner, Chief Investment Officer, and Global Head of Quantitative Investment Strategies at Goldman Sachs Asset Management.	Reach Out and Read of Greater New York, an organization dedicated to promoting childhood literacy; Great Lakes Science Center	
John A. Hill Born 1942 Trustee since 1985 and Chairman from 2000 to 2011	Founder and Vice-Chairman of First Reserve Corporation, the leading private equity buyout firm focused on the worldwide energy industry. Trustee and Chairman of the Board of Trustees of Sarah Lawrence College. Member of the Advisory Board of the Millstein Center for Global Markets and Corporate Ownership at The Columbia University Law School.	Devon Energy Corporation, a leading independent natural gas and oil exploration and production company	
Paul L. Joskow Born 1947 Trustee since 1997	Economist and President of the Alfred P. Sloan Foundation, a philanthropic institution focused primarily on research and education on issues related to science, technology, and economic performance. Elizabeth and James Killian Professor of Economics, Emeritus at the Massachusetts Institute of Technology (MIT). Prior to 2007, served as the Director of the Center for Energy and Environmental Policy Research at MIT.	Yale University; Exelon Corporation, an energy company focused on power services; Boston Symphony Orchestra; Prior to April 2013, served as Director of TransCanada Corporation and TransCanada Pipelines Ltd., energy companies focused on natural gas transmission, oil pipelines and power services	
Kenneth R. Leibler Born 1949 Trustee since 2006	Founder and former Chairman of Boston Options Exchange, an electronic marketplace for the trading of derivative securities. Serves on the Board of Trustees of Beth Israel Deaconess Hospital in Boston, Massachusetts. Director of Beth Israel Deaconess Care Organization. Until November 2010, director of Ruder Finn Group, a global communications and advertising firm.	Eversource Corporation, which operates New England's largest energy delivery system

Putnam VT Research Fund 23

*Mr. Reynolds is an “interested person” (as defined in the Investment Company Act of 1940) of the fund and Putnam Investments. He is President and Chief Executive Officer of Putnam Investments, as well as the President of your fund and each of the other Putnam funds.

The address of each Trustee is One Post Office Square, Boston, MA 02109.

As of December 31, 2015, there were 117 Putnam funds. All Trustees serve as Trustees of all Putnam funds.

Each Trustee serves for an indefinite term, until his or her resignation, retirement at age 75, removal, or death.

Officers

In addition to Robert L. Reynolds, the other officers of the fund are shown below:

Jonathan S. Horwitz (Born 1955)	Michael J. Higgins (Born 1976)	James P. Pappas (Born 1953)
Executive Vice President, Principal Executive	Vice President, Treasurer, and Clerk	Vice President
Officer, and Compliance Liaison	Since 2010	Since 2004
Since 2004	Manager of Finance, Dunkin’ Brands	Director of Trustee Relations,
	(2008–2010); Senior Financial Analyst, Old	Putnam Investments and
Steven D. Krichmar (Born 1958)	Mutual Asset Management (2007–2008);	Putnam Management
Vice President and Principal Financial Officer	Senior Financial Analyst, Putnam Investments
Since 2002	(1999–2007)	Mark C. Trenchard (Born 1962)
Chief of Operations, Putnam Investments and		Vice President and BSA Compliance Officer
Putnam Management	Janet C. Smith (Born 1965)	Since 2002
	Vice President, Principal Accounting Officer,	Director of Operational Compliance,
Robert T. Burns (Born 1961)	and Assistant Treasurer	Putnam Investments and Putnam
Vice President and Chief Legal Officer	Since 2007	Retail Management
Since 2011	Director of Fund Administration Services,
General Counsel, Putnam Investments,	Putnam Investments and	Nancy E. Florek (Born 1957)
Putnam Management, and Putnam	Putnam Management	Vice President, Director of Proxy Voting and
Retail Management		Corporate Governance, Assistant Clerk, and
	Susan G. Malloy (Born 1957)	Associate Treasurer
James F. Clark (Born 1974)	Vice President and Assistant Treasurer	Since 2000
Chief Compliance Officer	Since 2007
Since 2016	Director of Accounting & Control
Associate General Counsel, Putnam	Services, Putnam Investments and
Investments, Putnam Investment	Putnam Management
Management, and Putnam Retail
Management (2003–2015)

The principal occupations of the officers for the past five years have been with the employers as shown above, although in some cases they have held different positions with such employers. The address of each officer is One Post Office Square, Boston, MA 02109.

24 Putnam VT Research Fund

Other important information

Proxy voting

Putnam is committed to managing our mutual funds in the best interests of our shareholders. The Putnam funds’ proxy voting guidelines and procedures, as well as information regarding how your fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2015, are available in the Individual Investors section of putnam.com and on the Securities and Exchange Commission’s [SEC] website, www.sec.gov. If you have questions about finding forms on the SEC’s website, you may call the SEC at 1-800-SEC-0330. You may also obtain the Putnam funds’ proxy voting guidelines and procedures at no charge by calling Putnam’s Shareholder Services at 1-800-225-1581.

Fund portfolio holdings

Each Putnam VT fund will file a complete schedule of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Shareholders may obtain the fund’s Form N-Q on the SEC’s website at www.sec.gov. In addition, the fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. You may call the SEC at 1-800-SEC-0330 for information about the SEC’s website or the operation of the Public Reference Room.

Fund information

Investment Manager	Investor Servicing Agent	Trustees
Putnam Investment Management, LLC	Putnam Investor Services, Inc.	Jameson A. Baxter, Chair
One Post Office Square	Mailing address:	Liaquat Ahamed
Boston, MA 02109	P.O. Box 8383	Ravi Akhoury
	Boston, MA 02266-8383	Barbara M. Baumann
Investment Sub-Manager	1-800-225-1581	Robert J. Darretta
Putnam Investments Limited		Katinka Domotorffy
57–59 St James’s Street	Custodian	John A. Hill
London, England SW1A 1LD	State Street Bank and Trust Company	Paul L. Joskow
Kenneth R. Leibler
Investment Sub-Advisor	Legal Counsel	Robert E. Patterson
The Putnam Advisory Company, LLC	Ropes & Gray LLP	George Putnam, III
One Post Office Square		Robert L. Reynolds
Boston, MA 02109	Independent Registered	W. Thomas Stephens
Public Accounting Firm
Marketing Services	PricewaterhouseCoopers LLP
Putnam Retail Management
One Post Office Square
Boston, MA 02109

The fund’s Statement of Additional Information contains additional information about the fund’s Trustees and is available without charge upon request by calling 1-800-225-1581.

Putnam VT Research Fund 25

This report has been prepared for the shareholders	H520
of Putnam VT Research Fund.	VTAN067 298646 2/16

Item 2. Code of Ethics:

(a) The fund’s principal executive, financial and accounting officers are employees of Putnam Investment Management, LLC, the Fund’s investment manager. As such they are subject to a comprehensive Code of Ethics adopted and administered by Putnam Investments which is designed to protect the interests of the firm and its clients. The Fund has adopted a Code of Ethics which incorporates the Code of Ethics of Putnam Investments with respect to all of its officers and Trustees who are employees of Putnam Investment Management, LLC. For this reason, the Fund has not adopted a separate code of ethics governing its principal executive, financial and accounting officers.

(c) In November 2015, the Code of Ethics of Putnam Investment Management, LLC was amended. The key changes to the Code of Ethics are as follows: (i) Non-Access Persons are no longer required to pre-clear their trades, (ii) a new provision governing conflicts of interest has been added, (iii) modifying certain provisions of the pre-clearance requirements, Contra-Trading Rule and 60-Day Short-Term Rule, (iv) modifying and adding language relating to reporting of unethical or illegal acts, including anti-retaliation provision, and (v) certain other changes.

Item 3. Audit Committee Financial Expert:

The Funds’ Audit, Compliance and Distributions Committee is comprised solely of Trustees who are “independent” (as such term has been defined by the Securities and Exchange Commission (“SEC”) in regulations implementing Section 407 of the Sarbanes-Oxley Act (the “Regulations”)). The Trustees believe that each of the members of the Audit, Compliance and Distributions Committee also possess a combination of knowledge and experience with respect to financial accounting matters, as well as other attributes, that qualify them for service on the Committee. In addition, the Trustees have determined that each of Mr. Darretta, Mr. Patterson, Mr. Hill, and Ms. Baumann qualifies as an “audit committee financial expert” (as such term has been defined by the Regulations) based on their review of his or her pertinent experience and education. The SEC has stated, and the funds’ amended and restated agreement and Declaration of Trust provides, that the designation or identification of a person as an audit committee financial expert pursuant to this Item 3 of Form N-CSR does not impose on such person any duties, obligations or liability that are greater than the duties, obligations and liability imposed on such person as a member of the Audit, Compliance and Distribution Committee and the Board of Trustees in the absence of such designation or identification.

Item 4. Principal Accountant Fees and Services:

The following table presents fees billed in each of the last two fiscal years for services rendered to the fund by the fund’s independent auditor:

Fiscal year ended	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees

December 31, 2015	$29,573	$ —	$4,558	$ —
December 31, 2014	$28,824	$ —	$4,460	$ —

For the fiscal years ended December 31, 2015 and December 31, 2014, the fund’s independent auditor billed aggregate non-audit fees in the amounts of $747,151 and $566,525 respectively, to the fund, Putnam Management and any entity controlling, controlled by or under common control with Putnam Management that provides ongoing services to the fund.

Audit Fees represent fees billed for the fund’s last two fiscal years relating to the audit and review of the financial statements included in annual reports and registration statements, and other services that are normally provided in connection with statutory and regulatory filings or engagements.

Audit-Related Fees represent fees billed in the fund’s last two fiscal years for services traditionally performed by the fund’s auditor, including accounting consultation for proposed transactions or concerning financial accounting and reporting standards and other audit or attest services not required by statute or regulation.

Tax Fees represent fees billed in the fund’s last two fiscal years for tax compliance, tax planning and tax advice services. Tax planning and tax advice services include assistance with tax audits, employee benefit plans and requests for rulings or technical advice from taxing authorities.

Pre-Approval Policies of the Audit, Compliance and Distributions Committee. The Audit, Compliance and Distributions Committee of the Putnam funds has determined that, as a matter of policy, all work performed for the funds by the funds’ independent auditors will be pre-approved by the Committee itself and thus will generally not be subject to pre-approval procedures.

The Audit, Compliance and Distributions Committee also has adopted a policy to pre-approve the engagement by Putnam Management and certain of its affiliates of the funds’ independent auditors, even in circumstances where pre-approval is not required by applicable law. Any such requests by Putnam Management or certain of its affiliates are typically submitted in writing to the Committee and explain, among other things, the nature of the proposed engagement, the estimated fees, and why this work should be performed by that particular audit firm as opposed to another one. In reviewing such requests, the Committee considers, among other things, whether the provision of such services by the audit firm are compatible with the independence of the audit firm.

The following table presents fees billed by the fund’s independent auditor for services required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X.

Fiscal year ended	Audit-Related Fees	Tax Fees	All Other Fees	Total Non-Audit Fees

December 31, 2015	$ —	$742,593	$ —	$ —

December 31, 2014	$ —	$562,065	$ —	$ —

Item 5. Audit Committee of Listed Registrants

Not applicable

Item 6. Schedule of Investments:

The registrant’s schedule of investments in unaffiliated issuers is included in the report to shareholders in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed-End Management Investment Companies:

Not applicable

Item 8. Portfolio Managers of Closed-End Investment Companies

Not Applicable

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers:

Not applicable

Item 10. Submission of Matters to a Vote of Security Holders:

Not applicable

Item 11. Controls and Procedures:

(a) The registrant’s principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant’s disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the registrant in this report is recorded, processed, summarized and reported within the time periods specified in the Commission’s rules and forms.

(b) Changes in internal control over financial reporting: Not applicable

Item 12. Exhibits:

(a)(1) The Code of Ethics of The Putnam Funds, which incorporates the Code of Ethics of Putnam Investments, is filed herewith.

(a)(2) Separate certifications for the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are filed herewith.

(b) The certifications required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended, are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Putnam Variable Trust

By (Signature and Title):

/s/ Janet C. Smith Janet C. Smith Principal Accounting Officer

Date: February 26, 2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):

/s/ Jonathan S. Horwitz Jonathan S. Horwitz Principal Executive Officer

Date: February 26, 2016

By (Signature and Title):

/s/ Steven D. Krichmar Steven D. Krichmar Principal Financial Officer

Date: February 26, 2016